UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 13, 2007

Keane, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)
001-7516 (Commission File Number)	04-2437166 (IRS Employer Identification No.)
100 City Square, Boston, Massachusetts (Address of Principal Executive Offices)	02129 (Zip Code)
(617) 241-9200 (Registrant's Telephone Number, Including Area Code)
Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Unaudited Results of Operations and Financial Condition.

        Keane, Inc. (the "Company") is furnishing business and preliminary unaudited financial information for the fiscal year ended December 31, 2006. Such information is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

        As previously announced, the Securities and Exchange Commission (the "SEC") has contacted the Company requesting documents related to the Company's stock option grants and stock option practices. The Company intends to cooperate with the SEC in this matter.

        The Company's Board of Directors has appointed a special committee of disinterested directors to initiate an inquiry into its stock option grants and practices. The special committee has retained independent legal counsel to assist in this inquiry. The inquiry has not been completed as of the date of this filing.

        The Company believes it will not be able to file its Annual Report on Form 10-K for the year ended December 31, 2006 until the special committee completes its inquiry and management, in consultation with its independent registered public accounting firm, is able to assess whether the Company's historical stock option practices should have had any impact on the Company's historical accounting and, as a result, whether and to what extent any adjustment is required to the Company's historical financial statements. The results presented in Exhibit 99.1 are preliminary and may be subject to additional adjustments, which could be material.

THE UNAUDITED FINANCIAL INFORMATION IN EXHIBIT 99.1, INCLUDING INFORMATION ABOUT STOCK-BASED COMPENSATION, NET INCOME, EARNINGS PER SHARE AND STOCKHOLDERS' EQUITY, AS WELL AS COMPARISONS OF THESE AMOUNTS AND RELATED TRENDS BETWEEN PERIODS, ARE SUBJECT TO CHANGE WHEN THE COMPANY HAS COMPLETED THE REVIEW DESCRIBED ABOVE. THESE CHANGES MAYAFFECT THE UNAUDITED FINANCIAL INFORMATION SET FORTH IN EXHIBIT 99.1 AND SOME OF THESE EFFECTS MAY BE MATERIAL. CONSEQUENTLY, SUBJECT TO COMPLETION OF THE REVIEW DESCRIBED ABOVE AND THE YEAR-END AUDIT PROCESS, THE COMPANY MAY CONCLUDE THAT ITS PREVIOUSLY FILED FINANCIAL STATEMENTS AND RELATED FINANCIAL INFORMATION FOR THE PERIODS PRESENTED IN EXHIBIT 99.1, AS WELL AS ANY SUCH INFORMATION CONTAINED IN EXHIBIT 99.1, SHOULD NOT BE RELIED UPON.

BECAUSE OF THE PENDING REVIEW, THE COMPANY IS NOT IN A POSITION TO TIMELY FILE ITS ANNUAL REPORT ON FORM 10-K WITH THE SEC. NEVERTHELESS, THE COMPANY BELIEVES IT SHOULD PROVIDE INVESTORS WITH INFORMATION THAT IS CURRENTLY AVAILABLE AND HAS FURNISHED THE INFORMATION IN EXHIBIT 99.1 FOR THIS PURPOSE. WHILE EXHIBIT 99.1 INCLUDES INFORMATION OF THE KIND CALLED FOR BY FORM 10-K, EXHIBIT 99.1 DOES NOT COMPLY WITH THE REQUIREMENTS OF THAT FORM OR RELATED SEC RULES BECAUSE IT OMITS CERTAIN REQUIRED INFORMATION AND THE INFORMATION IT DOES CONTAIN IS UNAUDITED AND SUBJECT TO CHANGE AS NOTED ABOVE. AMONG OTHER THINGS, THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM HAS NOT EXPRESSED ANY OPINION OR ANY OTHER FORM OF ASSURANCE ON THE INFORMATION IN EXHIBIT 99.1 AND EXHIBIT 99.1 CONTAINS NO AUDIT REPORT ON THE FINANCIAL STATEMENTS FOR FISCAL YEARS 2006, 2005, AND 2004 OR ON MANAGEMENT'S ASSESSMENT OF THE EFFECTIVENESS OF THE COMPANY'S INTERNAL CONTROL OVER FINANCIAL REPORTING. THE COMPANY'S PRELIMINARY ANNUAL REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING AND PRELIMINARY ASSESSMENT OF THE EFFECTIVENESS OF ITS INTERNAL CONTROL OVER FINANCIAL REPORTING INCLUDED IN ITEM 9A IS SUBJECT TO CHANGE IN CONNECTION WITH

THE COMPLETION OF THE COMPANY'S ASSESSMENT OF ITS HISTORICAL STOCK OPTION GRANTING PRACTICES. IN ADDITION, EXHIBIT 99.1 DOES NOT CONTAIN THE CERTIFICATIONS OF THE CHIEF EXECUTIVE OFFICER OR THE CHIEF FINANCIAL OFFICER REQUIRED TO BE INCLUDED BY THE SARBANES-OXLEY ACT OF 2002 IN REPORTS ON FORM 10-K. MOREOVER, EXHIBIT 99.1 CONTAINS UNAUDITED FINANCIAL INFORMATION THAT MAY CHANGE AS THE REVIEW AND AUDIT PROCESS ARE COMPLETED. IN PARTICULAR, INFORMATION ABOUT STOCK-BASED COMPENSATION, NET INCOME, EARNINGS PER SHARE AND STOCKHOLDERS' EQUITY, AS WELL AS PERIOD-TO-PERIOD COMPARISONS OF THOSE AMOUNTS AND RELATED TRENDS, FOR ALL PERIODS MAY BE AFFECTED BY THE REVIEW OF THE COMPANY'S STOCK OPTION GRANTS AND STOCK OPTION PRACTICES, AND THE POTENTIAL RESTATEMENTS, DESCRIBED IN THIS CURRENT REPORT. EXHIBIT 99.1 IS NOT A SUBSTITUTE FOR THE DISCLOSURE REQUIRED IN THE FORM 10-K.

WHILE THE COMPANY BELIEVES THAT THE UNAUDITED FINANCIAL INFORMATION INCLUDED IN EXHIBIT 99.1 HAS BEEN PREPARED IN ACCORDANCE WITH ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES (GAAP), EXCEPT TO THE EXTENT THE FINANCIAL STATEMENTS WOULD BE AFFECTED BY THE OUTCOME OF ITS REVIEW OF ITS STOCK OPTION GRANTS AND STOCK OPTION PRACTICES, THE COMPANY CAN GIVE NO ASSURANCES THAT ALL ADJUSTMENTS ARE FINAL AND THAT ALL ADJUSTMENTS NECESSARY TO PRESENT ITS FINANCIAL INFORMATION IN ACCORDANCE WITH GAAP HAVE BEEN IDENTIFIED. THE COMPLETION OF THE COMPANY'S ASSESSMENT OF ITS HISTORICAL STOCK OPTION GRANTING PRACTICES COULD RESULT IN ADJUSTMENTS TO THE AMOUNTS REPORTED IN THE FINANCIAL INFORMATION IN EXHIBIT 99.1. THEREFORE, ALL RESULTS REPORTED IN EXHIBIT 99.1 SHOULD BE CONSIDERED PRELIMINARY UNTIL THE COMPANY FILES ITS ANNUAL REPORT ON FORM 10-K FOR THE 2006 FISCAL YEAR.

The information in this Item 2.02 and in Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 2.02 and in Exhibit 99.1 shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01        Financial Statements and Exhibits

(d)
Exhibits

99.1
Business and preliminary unaudited financial information.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2007	KEANE, INC.
	By:	/s/ JOHN J. LEAHY John J. Leahy Executive Vice President of Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Business and preliminary unaudited financial information